Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of July 9, 2012, by and among L.B. FOSTER COMPANY, a Pennsylvania corporation (the "Company"), CXT INCORPORATED, a Delaware corporation ("CXT"), SALIENT SYSTEMS, INC., an Ohio corporation ("Salient Systems"), L.B. FOSTER RAIL TECHNOLOGIES, INC.,  a West Virginia corporation formerly known as Portec Rail Products, Inc. ("Portec Rail"), PORTEC RAIL PRODUCTS LTD.,  a corporation incorporated under the laws of Canada ("Portec Ltd.") and KELSAN TECHNOLOGIES CORP.,  a corporation amalgamated under the laws of Canada ("Kelsan" and together with the Company, CXT, Salient Systems, Portec Rail and Portec Ltd., collectively referred to herein as the "Borrowers"), THE LENDERS PARTY HERETO, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders under the Credit Agreement defined below (hereinafter referred to in such capacity as the "Administrative Agent").

W I T N E S S E T H:

WHEREAS, reference is made to that certain Credit Agreement dated as of May 2, 2011 (the "Credit Agreement"), by and among the Borrowers, the Guarantors from time to time party thereto (the "Guarantors"), the Lenders from time to time parties thereto (the "Lenders"), and the Administrative Agent;

WHEREAS, the Borrowers have requested that the Lenders amend a covenant which relates to dispositions permitted by the Loan Parties, and the Lenders are agreeable to such amendment upon the terms set forth herein.

NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

Section 8.2.7 of the Agreement is hereby amended and restated as follows:

“8.2.7Dispositions of Assets or Subsidiaries.

 Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

transactions involving the sale or lease of inventory in the ordinary course of business;

any sale, transfer or lease of assets in the ordinary course of business which are no longer necessary or required or useful in the conduct of such Loan Party's or such Subsidiary's business;

any sale, transfer or lease of assets by any wholly owned Subsidiary of such Loan Party to another Loan Party;

any sale, transfer, lease or other disposition of ownership interest or assets not in excess of $25,000,000 in any fiscal year of the Company; or

any sale, transfer or lease of assets, other than those specifically excepted pursuant to clauses (i) through (iv) above, which is approved by the Required Lenders.”

            Representations.  Each Borrower hereby represents and warrants that it has the corporate power and has been duly authorized by all requisite corporate action to execute and deliver this Amendment and to perform its obligations hereunder.  Each Borrower hereby represents and warrants that no Event of Default or Potential Default exists under the Agreement or shall result from the execution and delivery of this Amendment.

Force and Effect.  Each Lender and each Borrower reconfirms and ratifies the Agreement and all other Loan Documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment, and each Borrower confirms that all such documents have remained in full force and effect since the date of their execution.

Governing Law.  This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

Counterparts.  This Amendment may be signed by telecopy or original in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Effective Date.  This Amendment shall be effective upon the execution and delivery to the Administrative Agent of this Amendment by the Loan Parties and the Required Lenders.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWERS:

                                                                        L.B. Foster Company

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO, CAO and Treasurer

CXT Incorporated

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO and Treasurer

Salient Systems, Inc.

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

L.B. FOSTER RAIL TECHNOLOGIES, INC.

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO and Treasurer

PORTEC RAIL PRODUCTS LTD.

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO and Treasurer

KELSAN TECHNOLOGIES CORP.

By: /s/ David J. Russo

Name: David J. Russo

Title: Sr VP, CFO and Treasurer

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Brett R. Schweikle

Name: Brett R. Schweikle

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.

By: /s/ Andrew Richards

Name: Andrew Richards

Title: SVP

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ J. Barrett Donovan

Name: J. Barrett Donovan

Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT]

CITIZENS BANK OF PENNSYLVANIA

By: /s/ A. Paul Dawley

Name: A. Paul Dawley

Title: Vice President